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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  September 8, 1994

                        REGIONS FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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
           Delaware                                 0-6159                           63-0589368
- - ---------------------------------                ------------                   -------------------
 (State or other jurisdiction                     (Commission                      (IRS Employer
       of incorporation)                          File Number)                   Identification No.)
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                             417 North 20th Street
                           Birmingham, Alabama  35203
         -------------------------------------------------------------
         (Address, including zip code, of principal executive offices)

                                (205) 326-7100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

          On September 8, 1994, Regions Financial Corporation (the "Company") entered into an Underwriting Agreement and related Terms Agreement (collectively, the "Underwriting Agreement") with CS First Boston Corporation; Bear, Stearns & Co. Inc. and Donaldson, Lufkin & Jenrette Securities Corporation covering the issuance and sale of $100,000,000 in aggregate principal amount of 7 3/4% Subordinated Notes Due 2024 (the "Notes"), Issuable under an Indenture, dated December 1, 1992 (the "Indenture"), by and between the Company and Bankers Trust Company, as trustee. The Notes were registered under the Securities Act of 1933, as amended, pursuant to the Company's Registration Statement on Form S-3 (File Nos. 33-54225 and 22-21712) as filed with the Securities and Exchange Commission on June 21, 1994, and as amended on September 6, 1994 (the "Registration Statement"). Five exhibits are filed herewith in connection with the issuance and sale of such Notes, consisting of the Underwriting Agreement, the related Terms Agreement, an Officers' Certificate pursuant to Section 301 of the Indenture and the two forms of the Notes.

          Copies of documents incorporated by reference in the Registration Statement, excluding exhibits not specifically incorporated into the information incorporated therein, are available without charge upon written or telephone request to Stockholder Assistance, Ronald C. Jackson, Regions Financial Corporation, P.O. Box 1448, Montgomery, Alabama 36102. Telephone requests may be directed to Mr. Jackson at (205) 832-8450.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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          (c)           Exhibits.

                        (1)(a)       Underwriting Agreement, dated September 8, 1994, between Regions
                                     Financial Corporation, CS First Boston Corporation; Bear, Stearns & Co.
                                     Inc. and Donaldson, Lufkin & Jenrette Securities Corporation as
                                     Underwriters.

                        (1)(b)       Terms Agreement, dated September 8, 1994, between Regions
                                     Financial Corporation, CS First Boston Corporation; Bear Stearns & Co.
                                     Inc. and Donaldson, Lufkin & Jenrette Securities Corporation as
                                     Underwriters.

                        (4)(a)       Officers' Certificate pursuant to Section 301 of the Indenture.

                        (4)(b)       Form of 7 3/4% Subordinated Notes Due 2024 (global form).

                        (4)(c)       Form of 7 3/4% Subordinated Notes Due 2024 (registered form).

                        (23)(a)      Consent of Ernst & Young LLP
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           REGIONS FINANCIAL CORPORATION
                           (Registrant)



                           By: /s/ ROBERT P. HOUSTON
                               -------------------------------------------
                           Title: Executive Vice President and Comptroller
                                  ----------------------------------------


Date:  September 13, 1994





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                                 EXHIBIT INDEX



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                                                                                                   SEQUENTIAL
EXHIBIT                                          DESCRIPTION                                        PAGE NO.
- - -------                                          -----------                                        --------
(1)(a)                  Underwriting Agreement, dated September 8, 1994,
                        between Regions Financial Corporation and CS First
                        Boston Corporation; Bear, Stearns & Co. Inc.; and
                        Donaldson, Lufkin & Jenrette Securities Corporation,
                        as Underwriters.......................................

(1)(b) Terms Agreement, dated September 8, 1994, between Regions Financial Corporation and CS First Boston Corporation; Bear, Stearns & Co. Inc.; and Donaldson, Lufkin & Jenrette Securities Corporation, as
                        Underwriters..........................................

(4)(a)                  Officers' Certificate pursuant to Section 301 of the
                        Indenture.............................................

(4)(b)                  Form of 7 3/4% Subordinated Note Due 2024 (global
                        form).................................................

(4)(c)                  Form of 7 3/4% Subordinated Note Due 2024 (registered
                        form).................................................

23(a)                   Consent of Ernst & Young LLP..........................

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